Exhibit 24.1
RESOLUTION OF THE
BOARD OF DIRECTORS OF
PG&E CORPORATION

February 20, 2008

WHEREAS, the Audit Committee of this Board of Directors has reviewed the audited consolidated financial statements for this corporation for the year ended December 31, 2007, and has recommended to the Board that such financial statements be included in the corporation’s Annual Report on Form 10-K for the year ended December 31, 2007, to be filed with the Securities and Exchange Commission;

BE IT RESOLVED that each of HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, LINDA L. AGERTER, and KATHLEEN HAYES is hereby authorized to sign on behalf of this corporation and as attorneys in fact for the Chairman, Chief Executive Officer, and President, the Senior Vice President, Chief Financial Officer, and Treasurer, and the Vice President and Controller of this corporation the Form 10-K Annual Report for the year ended December 31, 2007, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and all amendments and other filings or documents related thereto to be filed with the Securities and Exchange Commission, and to do any and all acts necessary to satisfy the requirements of the Securities Exchange Act of 1934 and the regulations of the Securities and Exchange Commission adopted thereunder with regard to said Form 10-K Annual Report.

I, LINDA Y.H. CHENG, do hereby certify that I am Vice President, Corporate Governance and Corporate Secretary of PG&E Corporation, a corporation organized and existing under the laws of the State of California; that the above and foregoing is a full, true, and correct copy of a resolution which was duly adopted by the Board of Directors of said corporation at a meeting of said Board which was duly and regularly called and held on February 20, 2008; and that this resolution has never been amended, revoked, or repealed, but is still in full force and effect.

WITNESS my hand and the seal of said corporation hereunto affixed this 20th day of February, 2008.

LINDA Y.H. CHENG
Linda Y.H. Cheng Vice President, Corporate Governance and Corporate Secretary PG&E CORPORATION

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RESOLUTION OF THE
BOARD OF DIRECTORS OF
PACIFIC GAS AND ELECTRIC COMPANY

February 20, 2008

WHEREAS, the Audit Committee of this Board of Directors has reviewed the audited consolidated financial statements for this company for the year ended December 31, 2007, and has recommended to the Board that such financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2007, to be filed with the Securities and Exchange Commission;

BE IT RESOLVED that each of HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, LINDA L. AGERTER, and KATHLEEN HAYES is hereby authorized to sign on behalf of this company and as attorneys in fact for the President and Chief Executive Officer and the Vice President, Chief Financial Officer, and Controller of this company the Form 10-K Annual Report for the year ended December 31, 2007, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and all amendments and other filings or documents related thereto to be filed with the Securities and Exchange Commission, and to do any and all acts necessary to satisfy the requirements of the Securities Exchange Act of 1934 and the regulations of the Securities and Exchange Commission adopted thereunder with regard to said Form 10-K Annual Report.

I, LINDA Y.H. CHENG, do hereby certify that I am Vice President, Corporate Governance and Corporate Secretary of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of California; that the above and foregoing is a full, true, and correct copy of a resolution which was duly adopted by the Board of Directors of said corporation at a meeting of said Board which was duly and regularly called and held on February 20, 2008; and that this resolution has never been amended, revoked, or repealed, but is still in full force and effect.

WITNESS my hand and the seal of said corporation hereunto affixed this 20th day of February, 2008.

LINDA Y.H. CHENG
Linda Y.H. Cheng Vice President, Corporate Governance and Corporate Secretary PACIFIC GAS AND ELECTRIC COMPANY

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